EXHIBIT 10.141

                           DISPLAY TECHNOLOGIES, INC.

                            1999 STOCK INCENTIVE PLAN


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                                TABLE OF CONTENTS
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SECTION 1
    GENERAL.....................................................................................1
    -------
             1.1      Defined Terms.............................................................1
             1.2      Purpose...................................................................1
             1.3      Effective Date and Duration of the Plan...................................1
             1.4      Administration............................................................1
             1.5      Shares Subject to the Plan................................................1
             1.6      Award Limitations.........................................................2
             1.7      Eligibility and Participation.............................................2
             1.8      Rules Applicable to Awards................................................2

SECTION 2
    OPTIONS.....................................................................................5
    -------
             2.1      ISOs and NQOs.............................................................5
             2.2      Exercise Price............................................................5
             2.3      Exercise..................................................................5
             2.4      Payment of Option Exercise Price..........................................5
             2.5      Time and Manner of Exercise...............................................5
             2.6      Settlement of Awards......................................................5

SECTION 3
    OTHER STOCK AWARDS..........................................................................6
    ------------------

SECTION 4
    EFFECT OF CERTAIN TRANSACTIONS..............................................................6
    ------------------------------

             4.1      Changes In and Distributions with Respect to the Stock....................6
             4.2      Change in Control.........................................................6

SECTION 5
    COMMITTEE...................................................................................7
    ---------

             5.1      Administration............................................................7
             5.2      Powers of Committee.......................................................7
             5.3      Delegation by Committee...................................................7
             5.4      Information to be Furnished to Committee..................................7

SECTION 6
    MISCELLANEOUS...............................................................................8
    -------------

             6.1      Conditions on Delivery of Stock...........................................8
             6.2      Amendment and Termination.................................................8
             6.3      Gender and Number.........................................................8
             6.4      Non-Limitation of the Company's Rights....................................8
             6.5      Governing Law.............................................................8

APPENDIX A
    DEFINED TERMS...........................................................................A - 1
    -------------

APPENDIX B
    FEDERAL INCOME TAX EFFECTS..............................................................B - 1
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                           DISPLAY TECHNOLOGIES, INC.
                            1999 STOCK INCENTIVE PLAN

                                    SECTION 1
                                     GENERAL
                                     -------

         1.1 DEFINED TERMS. Except where otherwise defined below, capitalized terms used in the Plan are defined in attached Appendix A, which is incorporated by reference.

         1.2 PURPOSE. The Plan has been established to: (a) strengthen the commonality of interests between the Company's employees and shareholders; (b) link effectively employee motivation and compensation with the Company's performance; (c) provide incentives and rewards for employees, directors, consultants and other persons to accomplish the Company's goals and objectives;
(d) offer a comprehensive and competitive total compensation program; and (e) attract and retain employees of high caliber and ability.

         1.3 EFFECTIVE DATE AND DURATION OF THE PLAN. The Plan will become effective as of May 7, 1999 (the "Effective Date") and will be submitted to the Company's shareholders for approval at the 1999 annual meeting of shareholders; PROVIDED, HOWEVER, that to the extent Awards are granted under the Plan prior to its approval by shareholders, such Awards will be contingent on approval of the Plan by the shareholders of the Company. The Plan will be unlimited in duration and, in the event of Plan termination, will remain in effect as long as any Awards under it are outstanding; provided, however, that, to the extent required by the Code, no ISO may be granted under the Plan on a date that is more than 10 years following the Effective Date.

         1.4 ADMINISTRATION. The Committee has discretionary authority, subject only to the express provisions of the Plan, to interpret the Plan; determine eligibility for and grant Awards; determine, modify or waive the terms and conditions of any Award; prescribe forms, rules and procedures (which it may modify or waive); and otherwise do all things necessary to carry out the purposes of the Plan. Once an Award has been communicated in writing to a Participant, the Committee may not, without the Participant's consent, alter the terms of the Award so as to affect adversely the Participant's rights under the Award, unless the Committee expressly reserved the right to do so. In the case of any Award intended to be eligible for the performance-based compensation exception under Section 162(m)(4)(C) of the Code, the Committee will exercise its discretion consistent with qualifying the Award for such exception.

         1.5 SHARES SUBJECT TO THE PLAN. Subject to the provisions of Section 4.1, a total of 1,500,000 shares of Stock have been reserved for issuance under the Plan. The following shares of Stock will also be available for future grants:

                  (a) Shares remaining under an Award that terminates without having been exercised in full (in the case of an Award requiring exercise by a Participant for delivery of Stock);

                  (b) Shares subject to an Award, where cash is delivered to a Participant in lieu of such shares;

                  (c) Shares of Restricted Stock that are forfeited to the Company;
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                  (d) Shares of Stock tendered by a Participant as payment upon exercise of an Award;

                  (e) Shares of Stock held back by the Committee, or tendered by a Participant, in satisfaction of tax withholding requirements;

                  (f) Up to 500,000 shares of Stock, to the extent authorized by the Board, that are reacquired by the Company in the open market or in private transactions after the Effective Date; and

Stock delivered under the Plan may be authorized but unissued Stock or previously issued Stock acquired by the Company and held in treasury. No fractional shares of Stock will be delivered under the Plan.

         1.6 AWARD LIMITATIONS. Subject to the provisions of Section 4.1, shares of Stock for which Awards may be granted under the Plan will be subject to the following limitations:

                  (a) The maximum number of shares of Stock that may be issued as Stock Awards will be 500,00 shares plus up to 33 1/3 % of shares reacquired by the Company pursuant to Section 1.5(f).

                  (b) Not more than 50,000 shares of Stock may be subject to Stock Awards granted to any one individual during any one fiscal-year period (regardless of when such shares are deliverable) that are intended to be "performance-based compensation" as that term is used for purposes of Code section 162(m).

         1.7 ELIGIBILITY AND PARTICIPATION. The Committee will select Participants from among those key Employees, directors, officers and other individuals or entities providing services to the Company or its Affiliates who, in the opinion of the Committee, are in a position to make a significant contribution to the success of the Company and its Affiliates. Eligibility for ISOs is further limited to those individuals whose employment status would qualify them for the tax treatment described in Sections 421 and 422 of the Code.

         1.8      RULES APPLICABLE TO AWARDS.

                  (a) General Restrictions. Delivery of shares of Stock or other amounts under the Plan will be subject to the following:

                           (i) Notwithstanding any other provision of the Plan, the Company will have no liability to deliver any shares of Stock under the Plan or make any other distribution of benefits under the Plan unless such delivery or distribution complies with all applicable laws (including without limitation the requirements of the Securities Act of 1933) and the applicable requirements of any securities exchange or similar entity.

                           (ii) To the extent that the Plan or Award Agreement provides for issuance of stock certificates to reflect the issuance of shares of Stock, the issuance may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.

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                  (b) Performance Objectives. Where rights under an Award depend in whole or in part on attainment of performance objectives, actions by the Company that have an effect, however material, on such performance objectives or on the likelihood that they will be achieved will not be deemed an amendment or alteration of the Award unless accomplished by a change in the express terms of the Award or other action that is without substantial consequence except as it affects the Award.

                  (c) Alternative Settlement. The Company retains the right at any time to extinguish rights under an Award in exchange for payment in cash, Stock (subject to the limitations of Sections 1.5 and 1.6) or other property on such terms as the Committee determines.

                  (d) Transferability Of Awards. Except as the Committee otherwise expressly provides, Awards (other than an Award in the form of an outright transfer of cash or Unrestricted Stock) may not be transferred other than by will or by the laws of descent and distribution and, during a Participant's lifetime an Award requiring exercise may be exercised only by the Participant (or in the event of the Participant's incapacity, the person or persons legally appointed to act on the Participant's behalf).

                  (e) Vesting, Etc. The Committee may determine the time or times at which an Award will vest (i.e., become free of restrictions) or become exercisable. Unless the Committee expressly provides otherwise, an Award requiring exercise will cease to be exercisable, and all other Awards to the extent not already fully vested will be forfeited, immediately upon the cessation (for any reason, including death) of the Participant's employment or other service relationship with the Company and its Affiliates.

                  (f) Tax Withholding. All distributions under the Plan will be subject to withholding of all applicable taxes, and the Committee may condition the delivery of any shares or other benefits under the Plan upon satisfaction of the applicable withholding obligations. The Committee, in its discretion and subject to such requirements as the Committee may impose prior to the occurrence of such withholding, may permit such withholding obligations to be satisfied through cash payment by the Participant, through the surrender of shares of Stock which the Participant already owns, or through the surrender of shares of Stock to which the Participant is otherwise entitled under the Plan. A summary of the federal income tax effects, as of the Effective Date, of various types of Awards that may be granted under the Plan is attached as Appendix B.

                  (g) Use of Shares. Subject to the overall limitation on the number of shares of Stock that may be delivered under the Plan, the Committee may use available shares of Stock as the form of payment for compensation, grants or rights earned or due under any other compensation plans or arrangements of the Company or an Affiliate, including the plans and arrangements of the Company or an Affiliate assumed in business combinations.

                  (h) Dividends and Dividend Equivalents. An Award (including without limitation an Option Award) may provide the Participant with the right to receive dividend payments or dividend equivalent payments with respect to Stock subject to the Award (both before and after the Stock subject to the Award is earned, vested, or acquired), which payments may be either made currently or credited to an account for the Participant, and may be settled in cash or Stock as determined by the Committee. Any such settlements, and any such crediting of dividends or dividend equivalents or reinvestment in shares of Stock, may be subject to such conditions, restrictions and contingencies as the Committee may establish, including the reinvestment of such credited amounts in Stock equivalents.

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                  (i) Payments. Awards may be settled through cash payments, the delivery of shares of Stock, the granting of replacement Awards, or a combination thereof as the Committee may determine. Any Award settlement, including payment deferrals, may be subject to such conditions, restrictions and contingencies as the Committee shall determine. The Committee may permit or require the deferral of any Award payment, subject to such rules and procedures as it may establish, which may include provisions for the payment or crediting of interest, or dividend equivalents, including converting such credits into deferred Stock equivalents. Each Affiliate will be liable for payment of cash due under the Plan with respect to any Participant to the extent that such benefits are attributable to services performed for that Affiliate by the Participant. Any disputes relating to liability of an Affiliate for cash payments will be resolved by the Committee.

                  (j) Form and Time of Elections. Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification or revocation thereof, must be in writing filed with the Committee at such times, in such form and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee may require.

                  (k) Agreement With the Company. Awards under the Plan will be subject to such terms and conditions, not inconsistent with the Plan, as the Committee in its sole discretion may prescribe. The terms and conditions of any Award to any Participant will be reflected in such form of written document as is determined by the Committee. A copy of such document will be provided to the Participant, and the Committee may, but need not require, that the Participant sign a copy of such document. Such document is referred to as an "Award Agreement" regardless of whether any Participant signature is required.

                  (l) Action by the Company or an Affiliate. Any action required or permitted to be taken by the Company or any Affiliate will be by resolution of its board of directors, or by action of one or more members of its board (including a committee of the board) who is duly authorized to act for the board, or (except to the extent prohibited by applicable law or applicable rules of any stock exchange) by a duly authorized officer of such company.

                  (m) Rights Limited. Nothing in the Plan is to be construed as giving any person the right to continued employment or service with the Company or its Affiliates, nor any rights as a shareholder except as to shares actually issued under the Plan. The loss of existing or potential profit in Awards will not constitute an element of damages in the event of termination of employment or service for any reason, even if the termination is in violation of an obligation of the Company or Affiliate to the Participant. No Participant or any other person will, by reason of participation in the Plan, acquire any right in or title to any assets, funds or property of the Company or any Affiliate whatsoever, including without limitation any specific funds, assets, or other property which the Company or any Affiliate, in its sole discretion, may set aside in anticipation of a liability under the Plan. A Participant will have only a contractual right to the Stock or amounts, if any, payable under the Plan, unsecured by any assets of the Company or any Affiliate and nothing contained in the Plan will constitute a guarantee that the assets of the Company or any Affiliate will be sufficient to pay any benefits to any person.

                  (n) Evidence. Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information which the person acting on it considers pertinent and reliable, and signed, made or presented by the proper party or parties.

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                  (o) Section 162(m). In the case of an Award intended to be eligible for the performance-based compensation exception under Section 162(m)(4)(C) of the Code, the Plan and such Award will be construed in a manner consistent with qualifying the Award for such exception.

                                    SECTION 2
                                     OPTIONS
                                     -------

         2.1 ISOS AND NQOS. The grant of an Option entitles the Participant to purchase shares of Stock at an Exercise Price established by the Committee. Options granted under the Plan may either be ISOs or NQOs, as determined in the discretion of the Committee.

         2.2 EXERCISE PRICE. The Exercise Price of each Option granted will be established by the Committee or will be determined by a method established by the Committee at the time the Option is granted, except that the Exercise Price will not be less than 100% of the Fair Market Value of a share of Stock on the date of grant.

         2.3 EXERCISE. All Options will be exercisable in accordance with such terms and conditions and during such periods as may be established by the Committee.

         2.4 PAYMENT OF OPTION EXERCISE PRICE. The payment of the Exercise Price of Options will be subject to the following:

                  (a) Subject to the following provisions of this subsection 2.4, the full Exercise Price for shares of Stock purchased upon the exercise of any Option is to be paid at the time of such exercise (except that, in the case of an exercise arrangement approved by the Committee and described in paragraph 2.4(c), payment may be made as soon as practicable after the exercise).

                  (b) The Exercise Price will be payable in cash or by tendering, by either actual delivery or by attestation, shares of Stock acceptable to the Committee and valued at Fair Market Value as of the date of exercise, or in any combination thereof, as determined by the Committee.

                  (c) The Committee may permit a Participant to elect to pay the Exercise Price by irrevocably authorizing a third party to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise.

         2.5 TIME AND MANNER OF EXERCISE. Unless the Committee expressly provides otherwise:

                  (a) An Option will not be deemed to have been exercised until the Company receives a written notice of exercise (in form acceptable to the Company) signed by the appropriate person and accompanied by any payment required under the Award; and

                  (b) If the Option is exercised by any person other than the Participant, the Committee may require satisfactory evidence that the person exercising the Option has the right to do so.

         2.6 SETTLEMENT OF AWARDS. Shares of Stock delivered pursuant to the exercise of an Option will be subject to such conditions, restrictions and contingencies as the Committee may establish in the applicable Award Agreement.

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                                    SECTION 3
                               OTHER STOCK AWARDS
                               ------------------

         Each Stock Unit Award, Restricted Stock Award, Restricted Stock Unit Award and Performance Share Award will be subject to the following:

                  (a) Such conditions, restrictions and contingencies as the Committee may determine; and

                  (b) The Committee may designate whether any such Award being granted to any Participant is intended to be "performance-based compensation" as that term is used in section 162(m) of the Code. Any such Award designated as intended to be "performance-based compensation" will be conditioned on the achievement of one or more Performance Measures. For Awards intended to be "performance-based compensation," the grant of the Awards and the establishment of the Performance Measures will be made during the period required under Code section 162(m).

                                    SECTION 4
                         EFFECT OF CERTAIN TRANSACTIONS
                         ------------------------------

         4.1      CHANGES IN AND DISTRIBUTIONS WITH RESPECT TO THE STOCK.

                  (a) Basic Antidilution Provisions. In the event of a stock dividend, stock split or combination of shares, recapitalization or other change in the Company's capital structure, the Committee will make appropriate adjustments to the maximum number of shares that may be delivered under the Plan under Sections 1.5 and 1.6, and will also make appropriate adjustments to the number and kind of shares of stock or securities subject to Awards then outstanding or subsequently granted, any exercise prices relating to Awards and any other provision of Awards affected by such change.

                  (b) Certain Other Adjustments. The Committee may also make adjustments of the type described in paragraph (a) above to take into account distributions to common stockholders other than stock dividends or normal cash dividends, mergers, consolidations, acquisitions, dispositions or similar corporate transactions, or in any other event, if the Committee determines that adjustments are appropriate to avoid distortion in the operation of the Plan and to preserve the value of Awards made hereunder; PROVIDED, that no such adjustment shall be made to an Award intended to be eligible for the performance-based exception under Section 162(m)(4)(C) of the Code, except to the extent consistent with that exception.

         4.2 CHANGE IN CONTROL. Subject to the provisions of Section 4.1 (relating to the adjustment of shares), and except as otherwise provided in the Plan or the Award Agreement reflecting the applicable Award, upon the occurrence of a Change in Control:

                  (a) All outstanding Options will become fully exercisable.

                  (b) All Stock Units, Restricted Stock, Restricted Stock Units and Performance Shares will become fully vested.

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                                    SECTION 5
                                    ---------
                                    COMMITTEE

         5.1 ADMINISTRATION. The authority to control and manage the operation and administration of the Plan will be vested in the Committee in accordance with this Section 5. The Committee will be selected by the Board, and will consist solely of three or more members of the Board who are not employees. If the Committee does not exist, or for any other reason determined by the Board, the Board may take any action under the Plan that would otherwise be the responsibility of the Committee.

         5.2 POWERS OF COMMITTEE. The Committee's administration of the Plan will be subject to the following:

                  (a) Subject to the provisions of the Plan, the Committee will have the authority and discretion to select from among the Eligible Participants those persons who will receive Awards, to determine the time or times of receipt, to determine the types of Awards and the number of shares covered by the Awards, to establish the terms, conditions, performance criteria, restrictions and other provisions of such Awards, and to cancel or suspend Awards. However, the Committee will not have the power or authority to cancel and reissue Option Awards.

                  (b) To the extent that the Committee determines that the restrictions imposed by the Plan preclude the achievement of the material purposes of the Awards in jurisdictions outside the United States, the Committee will have the authority and discretion to modify those restrictions as the Committee determines to be necessary or appropriate to conform to applicable requirements or practices of jurisdictions outside of the United States.

                  (c) The Committee will have the authority and discretion to interpret the Plan, to establish, amend, and rescind any rules and regulations relating to the Plan, to determine the terms and provisions of any Award Agreement made pursuant to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan.

                  (d) Any interpretation of the Plan by the Committee and any decision made by it under the Plan will be final and binding on all persons.

                  (e) In controlling and managing the operation and administration of the Plan, the Committee will take action in a manner that conforms to the articles of incorporation and by-laws of the Company, and applicable state corporate law.

         5.3 DELEGATION BY COMMITTEE. Except to the extent prohibited by applicable law or applicable stock exchange rules, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it unless such delegation would jeopardize the benefits of complying with Rule 16b-3 of the Exchange Act or Section 162(m) of the Code. Any such allocation or delegation may be revoked by the Committee at any time.

         5.4 INFORMATION TO BE FURNISHED TO COMMITTEE. The Company and the Affiliates will furnish the Committee with such data and information as it determines may be required for it to discharge its duties. The records of the Company and the Affiliates as to an employee's or Participant's employment, termination of employment, leave of absence, re-employment and compensation will be conclusive on all persons unless determined by the Committee to be incorrect. Participants and other persons entitled to benefits under the Plan must furnish the Committee such evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.

                                    SECTION 6
                                  MISCELLANEOUS
                                  -------------

         6.1 CONDITIONS ON DELIVERY OF STOCK. The Company will not be obligated to deliver any shares of Stock pursuant to the Plan or to remove any restriction from shares previously delivered under the Plan until: the Company's counsel has approved all legal matters in connection with the issuance and delivery of such shares; if the outstanding Stock is at the time listed on any stock exchange or national market system, the shares to be delivered have been listed or authorized to be listed on such exchange or system upon official notice of notice of issuance; and all conditions of the Award have been satisfied or waived. If the sale of Stock has not been registered under the Securities Act of 1933, the Company may require, as a condition to exercise of the Award, such representations or agreements as counsel for the Company may consider appropriate to avoid violation of such Act. The Company may require that certificates evidencing Stock issued under the Plan bear an appropriate legend reflecting any restriction on transfer applicable to such Stock.

         6.2 AMENDMENT AND TERMINATION. Subject to the last sentence of Section 1.4, the Committee may at any time or times amend the Plan or any outstanding Award for any purpose which may at the time be permitted by law, or may at any time terminate the Plan as to any further grants of Awards, provided that (except to the extent expressly required or permitted by the Plan) no such amendment or termination will, without the approval of the stockholders of the Company, effectuate a change for which stockholder approval is required in order for the Plan to continue to qualify under Section 422 of the Code or for Awards to be eligible for the performance-based exception under Section 162 (m)(4)(C) of the Code.

         6.3 GENDER AND NUMBER. Where the context admits, words in any gender shall include any other gender, words in the singular shall include the plural and the plural shall include the singular.

         6.4 NON-LIMITATION OF THE COMPANY'S RIGHTS. The existence of the Plan or the grant of any Award shall not in any way affect the Company's right to award a person bonuses or other compensation in addition to Awards under the Plan.

         6.5 GOVERNING LAW. The Plan will be construed and interpreted in accordance with the laws of the State of Florida.

              -----------------------------------------------------

                                   APPENDIX A
                                  DEFINED TERMS
                                  -------------

         In addition to the other definitions contained in the Plan, the following definitions shall apply:

         AFFILIATE.  The term "Affiliate" means any corporation or other entity:

                  (a) Owning, directly or indirectly, 50% or more of the outstanding Stock of the Company; or

                  (b) In which the Company or any such corporation or other entity owns, directly or indirectly, 50% of the outstanding capital stock (determined by aggregate voting rights) or other voting interests; or

                  (c) Designated by the Committee in which the Company has a significant interest, as determined in the discretion of the Committee.

         AWARD.  The term "Award" means any of the following:

                  (a) Options entitling the recipient to acquire shares of Stock upon payment of the exercise price. Each Option (except as otherwise expressly provided by the Committee consistent with continued qualification of the Option as a performance-based award for purposes of Section 162(m) of the Code, or unless the Committee expressly determines that such Option is not subject to
Section 162(m) of the Code or that the Option is not intended to qualify for the performance-based exception under Section 162(m) of the Code) will have an exercise price not less than the Fair Market Value of the Stock subject to the Option, determined as of the date of grant, except that an ISO granted to an Employee described in Section 422(b)(6) of the Code will have an exercise price not less than 110% of such Fair Market Value. The Committee will determine the medium in which the exercise price is to be paid, the duration of the Option, the time or times at which an option will become exercisable, provisions for continuation (if any) of option rights following termination of the Participant's employment with the Company and its Affiliates, and all other terms of the Option. No Option awarded under the Plan will be an ISO unless the Committee expressly provides for ISO treatment.

                  (b) Stock subject to restrictions ("Restricted Stock") under the Plan requiring that the Stock be redelivered to the Company if specified conditions are not satisfied. The conditions to be satisfied in connection with any Award of Restricted Stock, the terms on which such Stock must be redelivered to the Company, the purchase price of such Stock, and all other terms shall be determined by the Committee.

                  (c) Stock not subject to any restrictions under the Plan ("Unrestricted Stock").

                  (d) A promise to deliver Stock or other securities in the future on such terms and conditions as the Committee determines.

                  (e) Securities (other than Options) that are convertible into or exchangeable for Stock on such terms and conditions as the Committee determines.

                  (f) Awards described in any of (a) through (e) above where the right to exerciseability, vesting or full enjoyment of the Award is conditioned in whole or in part on the satisfaction of specified performance criteria ("Performance Awards"). The Committee in its discretion may grant Performance Awards that are intended to qualify for the performance-based compensation exception under Section 162(m)(4)(C) of the Code and Performance Awards that are not intended so to qualify.

         In the case of a Performance Award intended to qualify as performance-based for the purposes of Section 162(m) of the Code, the Committee shall in writing preestablish a specific performance goal (based solely on one or more qualified performance criteria) no later than 90 days after the commencement of the period of service to which the performance relates (or at such earlier time as is required to qualify the award as performance-based under Code Section 162(m)(4)(C)). For purposes of the Plan, a qualified performance criterion is any of the following: (1) earnings or earnings per share (whether on a pre-tax, after-tax, operational or other basis), (2) return on equity, (3) return on assets, (4) revenues, (5) sales, (6) expenses, (7) one or more operating ratios, (8) stock price, (9) stockholder return, (10) market share,
(11) cash flow, (12) inventory levels or inventory turn, (13) capital expenditures, (14) net borrowing, debt leverage levels or credit quality, (15) the accomplishment of mergers, acquisitions, dispositions, public offerings or similar extraordinary business transactions or (16) any combination of the foregoing. The performance goals selected in any case need not be applicable across the Company, but may be particular to an individual's function or business unit. Prior to payment of any Performance Award intended to qualify as performance-based under Section 162(m)(4)(C) of the Code, the Committee will certify whether the performance goal has been attained and such determination will be final and conclusive. If the performance goal is not attained, no other Award will be provided in substitution of the Performance Award.

                  (g) Grants of cash, or loans, made in connection with other Awards in order to help defray in whole or in part the economic cost (including tax cost) of the Award to the Participant. The terms of any such grant or loan shall be determined by the Committee.

Awards may be combined in the Committee's discretion.

         BOARD.  The term "Board" means the Board of Directors of the Company.

         CHANGE IN CONTROL. The term "Change in Control" means a change in the beneficial ownership of the Company's voting stock or a change in the composition of the Board which occurs as follows:

                  (a) Any "person" (as such term is used in Section 13(d) and 14(d)(2) of the Securities Exchange Act of 1934) is or becomes a beneficial owner, directly or indirectly, of stock of the Company representing 25 % or more of the total voting power of the Company's then outstanding stock.

                  (b) A tender offer (for which a filing has been made with the SEC which purports to comply with the requirements of Section 14(d) of the Securities Exchange Act of 1934 and the corresponding SEC rules) is made for the stock of the Company. In case of a tender offer described in this paragraph (b), the Change in Control will be deemed to have occurred upon the first to occur of
(i) any time during the offer when the person (using the definition in (a) above) making the offer owns or has accepted for payment stock of the Company with 25 % or more of the total voting power of the Company's outstanding stock or (ii) three business days before the offer is to terminate unless the offer is

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withdrawn first, if the person making the offer could own, by the terms of the offer plus any shares owned by this person, stock with 50 % or more of the total voting power of the Company's outstanding stock when the offer terminates.

                  (c) Individuals who were the Board's nominees for election as directors of the Company immediately prior to a meeting of the shareholders of the Company involving a contest for the election of directors shall not constitute a majority of the Board following the election.

         CODE. The term "Code" means the Internal Revenue Code of 1986, as amended. A reference to any provision of the Code shall include reference to any successor provision of the Code.

         COMMITTEE. The term "Committee" means a committee of the Board comprised solely of two or more persons who are both "outside directors" within the meaning of Section 162(m) of the Code and "nonemployee directors" within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934. The Committee may delegate ministerial tasks to such persons (including Employees) as it deems appropriate.

         COMPANY.  The term "Company" means Display Technologies, Inc.

         EMPLOYEE. The term "Employee" means any person who is employed by the Company or an Affiliate.

         EXCHANGE ACT. The term "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         EXERCISE PRICE. The term "Exercise Price" means the price established by the Committee required to be paid to exercise an Option.

         FAIR MARKET VALUE. For purposes of determining the "Fair Market Value" of a share of Stock as of any date, the following rules apply:

                  (a) If the principal market for the Stock is a national securities exchange or the Nasdaq stock market, then the Fair Market Value as of the applicable date will be the closing sales price of the Stock on that date on the principal exchange on which the Stock is then listed or admitted to trading.

                  (b) If sale prices are not available or if the principal market for the Stock is not a national securities exchange and the Stock is not quoted on the Nasdaq stock market, then the Fair Market Value as of the applicable date will be the average between the highest bid and lowest asked prices for the Stock on such day as reported on the NASDAQ OTC Bulletin Board Service or by the National Quotation Bureau, Incorporated or a comparable service.

                  (c) If the date is not a business day, and as a result, paragraphs (a) and (b) next above are inapplicable, the Fair Market Value of the Stock will be determined as of the last preceding business day. If paragraphs
(a) and (b) next above are otherwise inapplicable, then the Fair Market Value of the Stock will be determined in good faith by the Committee.

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

         ISO. The term "ISO" means an Option that is intended to satisfy the requirements applicable to an "incentive stock option" described in Section 422(b) of the Code.

         NQO.  The term "NQO" means an Option that is not intended to be an ISO.

         OPTION. The term "Option" means the right, for a specified period of time, to purchase shares of Stock from the Company at a specified price.

         PARTICIPANT. The term "Participant" means an employee, director or other person providing services to the Company or its Affiliates who is granted an Award under the Plan.

         PERFORMANCE SHARE AWARD. The term "Performance Share Award" means the grant of a right to receive shares of Stock or Stock Units that is contingent on the achievement of performance or other objectives during a specified period.

         PLAN. The term "Plan" means the Display Technologies, Inc. 1999 Stock Incentive Plan as from time to time amended and in effect.

         RESTRICTED STOCK AND RESTRICTED STOCK UNIT AWARDS. The term "Restricted Stock Award" means the grant of shares of Stock, and a "Restricted Stock Unit Award" means the grant of a right to receive shares of Stock in the future, that is subject to a risk of forfeiture or other restrictions that will lapse upon the achievement of one or more goals relating to completion of service by the Participant, or achievement of performance or other objectives, as determined by the Committee.

         SECURITIES ACT. The term "Securities Act" means the Securities Act of 1933, as amended.

         STOCK.  The term "Stock" means shares of common stock of the Company.

         STOCK UNIT AWARD. The term "Stock Unit Award" means the grant of a right to receive shares of Stock in the future.

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

                                   APPENDIX B
                           FEDERAL INCOME TAX EFFECTS
                           --------------------------

                             INDEPENDENT TAX ADVICE

         THE FOLLOWING DISCUSSION IS BASED ON FEDERAL TAX LAWS AND REGULATIONS PRESENTLY IN EFFECT, WHICH ARE SUBJECT TO CHANGE, AND THE DISCUSSION DOES NOT PURPORT TO BE A COMPLETE DESCRIPTION OF THE FEDERAL INCOME TAX ASPECTS OF THE PLAN. A PARTICIPANT MAY ALSO BE SUBJECT TO STATE AND LOCAL TAXES IN CONNECTION WITH THE GRANT OF AWARDS UNDER THE PLAN. THE COMPANY SUGGESTS THAT PARTICIPANTS CONSULT WITH THEIR INDIVIDUAL TAX ADVISORS TO DETERMINE THE APPLICABILITY OF THE TAX RULES TO THE AWARDS GRANTED TO THEM IN THEIR PERSONAL CIRCUMSTANCES.

         Under Federal income tax laws in effect as of the Effective Date of the Plan, Awards granted under the Plan will have the following tax consequences:

                             INCENTIVE STOCK OPTIONS

         The grant of an incentive stock option ("ISO") will not result in taxable income to the Participant. The exercise of an ISO will not result in taxable income to the Participant provided that the Participant was, without a break in service, an employee of the Company or an Affiliate during the period beginning on the date of the grant of the option and ending on the date three
(3) months prior to the date of exercise (one year prior to the date of exercise if the Participant is disabled, as that term is defined in the Internal Revenue
Code). If the Participant does not sell or otherwise dispose of the stock within two years from the date of the grant of the ISO or within one year after the transfer of such stock to him, then, upon disposition of such shares, any amount realized in excess of the exercise price will be taxed to the Participant as capital gain, and the Company will not be entitled to any deduction for Federal income tax purposes. If the foregoing holding period requirements are not met, the Participant will generally realize ordinary income, and a corresponding deduction will be allowed to the Company, at the time of the disposition of the shares, in an amount equal to the lesser of (i) the excess of the fair market value of the shares on the date of exercise over the exercise price, or (ii) the excess, if any, of the amount realized upon disposition of the shares over the exercise price. The excess of the fair market value of the shares at the time of the exercise of an ISO over the exercise price is an adjustment that is included in the calculation of the Participant's alternative minimum taxable income for the tax year in which the ISO is exercised. For purposes of determining the Participant's alternative minimum tax liability for the year of disposition of the shares acquired pursuant to the ISO exercise, the Participant will have a basis in those shares equal to the fair market value of the shares at the time of exercise.

         The exercise of an ISO through the exchange of previously acquired stock will generally be treated in the same manner as such an exchange would be treated in connection with the exercise of an NQO; that is, as a non-taxable, like-kind exchange as to the number of shares given up and the identical number of shares received under the option. That number of shares will take the same basis and, for capital gains purposes, the same holding period as the shares that are given up. However, such holding period will not be credited for purposes of the one-year holding period required for the new shares to receive ISO treatment. Shares received in excess of the number of shares given up will have a new holding period and will have a basis of zero or, if any cash was paid as part of the exercise price, the excess shares received will have a basis equal to the amount of the cash. If a disqualifying disposition (a

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

disposition before the end of the applicable holding period) occurs with respect to any of the shares received from the exchange, it will be treated as a disqualifying disposition of the shares with the lowest basis.1

         If the exercise price of an ISO is paid with shares of stock of the Company acquired through a prior exercise of an ISO, gain will be realized on the shares given up (and will be taxed as ordinary income) if those shares have not been held for the minimum ISO holding period (two years from the date of grant and one year from the date of transfer), but the exchange will not affect the tax treatment, as described in the immediately preceding paragraph, of the shares received.

                              NON-QUALIFIED OPTIONS

         The grant of a non-qualified option ("NQO") will not result in taxable income to the Participant. Except as described below, the Participant will realize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the shares acquired over the exercise price for those shares, and the Company will be entitled to a corresponding deduction. Gains or losses realized by the Participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise.

         The exercise of a NQO through the delivery of previously acquired stock will generally be treated as a non-taxable, like-kind exchange as to the number of shares surrendered and the identical number of shares received under the option. That number of shares will take the same basis and, for capital gains purposes, the same holding period as the shares that are given up. The value of the shares received upon such an exchange that are in excess of the number given up will be taxed to the Participant at the time of the exercise as ordinary income. The excess shares will have a new holding period for capital gains purposes and a basis equal to the value of such shares determined at the time of exercise.

         Neither the Participant nor the transferee will realize taxable income at the time of a non-arm's length transfer of a NQO as a gift. Upon the subsequent exercise of the option by the transferee, the Participant will realize ordinary income in an amount equal to the excess of the fair market value of the shares on the date of exercise over the option price. Upon a subsequent disposition of the shares by the transferee, the transferee will generally realize short-term or long-term capital gain or loss, with the basis for computing such gain or loss equal to the fair market value of the stock at the time of exercise. If a Participant makes a gift of an option, and surrenders all dominion and control over the option, the gift should be complete for Federal gift tax purposes at the time of transfer and should be valued at that time (or, if later, at the time the option becomes vested). For gift and estate tax purposes, the gift of an option would generally cause the option (and the stock acquired by exercise) to be excluded from the Participant's estate. Special rules may apply if the Participant makes a gift of an Award to a charity or to a "living trust" under which the Participant retains the right to revoke the trust or substantially alter its terms.

---------------

        1 Although the ISO regulations have been in proposed form for several years, and are not formally authoritative in the manner that final regulations would be, they generally form the basis for IRS interpretations relating to ISOs.

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                                PERFORMANCE UNITS

         A Participant who has been granted performance shares will not realize taxable income at the time of grant, and the Company will not be entitled to a deduction at that time. The Participant will have compensation income at the time of distribution equal to the then fair market value of the distributed performance shares, and the Company will have a corresponding deduction.

                           RESTRICTED AND OTHER STOCK

         A Participant who has been granted a restricted stock Award will not realize taxable income at the time of grant, and the Company will not be entitled to a deduction at that time, assuming that the restrictions constitute a "substantial risk of forfeiture" for Federal income tax purposes. Upon the vesting of shares subject to an Award, the holder will realize ordinary income in an amount equal to the then fair market value of those shares, and the Company will be entitled to a corresponding deduction. Gains or losses realized by the Participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of vesting. Dividends paid to the holder during the restriction period will also be compensation income to the Participant and deductible as such by the Company.

         A Participant may elect pursuant to section 83(b) of the Internal Revenue Code to have the income recognized and measured at the date of grant of restricted stock and to have the applicable capital gain holding period commence as of that date, as described below.

         A Participant who has been granted a stock Award that is not subject to a substantial risk of forfeiture for Federal income tax purposes (for example, bonus stock) will realize ordinary income in an amount equal to the fair market value of the shares at such time, and the Company will be entitled to a corresponding deduction.

                             SECTION 83(B) ELECTION

         If a Participant is granted shares of Stock that are subject to a substantial risk of forfeiture, recognition of income may be accelerated to the date of grant if the Participant files an election under Internal Revenue Code section 83(b). Such an election must be filed with the IRS not later than 30 days after the date the property was transferred (i.e., the date of grant), and may be filed prior to the date of transfer. A copy of the election should be filed with the Company. If such an election is properly filed in a timely manner: (i) the Company will be entitled to a deduction at the time of grant in an amount equal to the fair market value of the shares at the time of grant (determined without regard to forfeiture restrictions and other non-permanent restrictions), (ii) dividends paid to such holder during the restriction period will be taxable as dividends to such holder and not deductible by the Company, and (iii) there will be no further tax consequences when the restrictions lapse. Gains or losses realized by the Participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of grant. If a Participant who has made such an election subsequently forfeits the shares, the Participant will not be entitled to any deduction or loss. The Company, however, will be required to include as ordinary income the lesser of the fair market value of the forfeited shares or the amount of the deduction originally claimed with respect to the shares.

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

                           DEFERRED DELIVERY OF SHARES

         If delivery of stock pursuant to the settlement of an Award under the Plan is deferred to a date that is later than the regularly scheduled delivery date (by reason of the Participant filing a properly completed deferral form, or by reason of action of the Company), the Participant will recognize income at the time of distribution, in an amount equal to the then fair market value of the shares. However, if stock is subject to a substantial risk of forfeiture at the time of distribution, recognition of income will be deferred until the risk of forfeiture lapses. If the shares acquired pursuant to the exercise of an option are to be delivered following a specified period of deferral, recognition of income will be deferred until the end of the deferral period (or, if later, upon the lapse of any substantial risk of forfeiture applicable to the shares).

                              WITHHOLDING OF TAXES

         Pursuant to the Plan, the Company may deduct, from any payment or distribution of shares under the Plan, the amount of any tax required by law to be withheld with respect to such payment, or may require the Participant to pay such amount to the Company prior to, and as a condition of, making such payment or distribution. Subject to rules and limitations established by the Committee, a Participant may elect to satisfy the withholding required, in whole or in part, either by having the Company withhold shares of Company common stock from any payment under the Plan or by the Participant delivering shares of Company common stock to the Company. Any election must be made in writing on or before the date when the amount of taxes to be withheld is determined. The portion of the withholding that is so satisfied will be determined using the fair market value of the Company common stock on the date when the amount of taxes to be withheld is determined.

         The use of shares of Company common stock to satisfy any withholding requirement will be treated, for Federal income tax purposes, as a sale of such shares for an amount equal to the fair market value of the stock on the date when the amount of taxes to be withheld is determined. If previously- owned shares of Company common stock are delivered by a Participant to satisfy a withholding requirement, the disposition of such shares would result in the recognition of gain or loss by the Participant for tax purposes, depending on whether the basis in the delivered shares is less than or greater than the fair market value of the shares at the time of disposition.

                                CHANGE IN CONTROL

         Any acceleration of the vesting or payment of Awards under the Plan in the event of a change in control in the Company may cause part or all of the consideration involved to be treated as an "excess parachute payment" under the Internal Revenue Code, which may subject the Participant to a 20% excise tax and which may not be deductible by the Company.






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